UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)    February  16, 2005
                                                         -----------------------

                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-9341                                  02-0377419
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   (Commission File Number)              (IRS Employer Identification No.)


     4 Townsend West, Suite 17, Nashua, New Hampshire             03063
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 16, 2005, iCAD, Inc. (the "Company") entered into a separation agreement and release with Dr. Steven K. Rogers (the "Agreement") in connection with Dr. Rogers' resignation as Chief Scientific Officer and Director of the Company. Dr. Rogers was formerly President and Chief Executive Officer of Qualia Computing, Inc., a company acquired by the Company in December, 2003. Pursuant to the Agreement, the Company and Dr. Rogers agreed negotiate a consulting agreement (the "Consulting Agreement") under which Dr. Rogers is expected to serve as the Company's Chief Consulting Scientist. The Consulting Agreement is expected to provide for a one-year term which may be terminated upon 30 days written notice by (i) Dr. Rogers for any reason or (ii) the Company for just and reasonable cause. The Company expects to engage Dr. Rogers for three-quarters of his time during the first six months of the term and to pay Dr. Rogers $11,875 per month during this period. The Company expects to engage Dr. Rogers for two-thirds of his time during the subsequent six months of the term and to pay Dr. Rogers $10,555 per month during this period. During the period of the Consulting Agreement and for a period of two years thereafter, Dr. Rogers has reaffirmed his previous agreements not to compete with the Company, not to solicit employees of the Company, and not to disclose confidential information of the Company. The Company and Dr. Rogers indicated the change in roles would permit Dr. Rogers to commit a portion of his time to academic activities and research unrelated to the Company's business.

         Subsequent to Dr. Rogers' resignation from the Company, Dr. Rogers sold 474,550 shares of common stock of the Company held by him, and Dr. Rogers has agreed to sell 486,204 shares of common stock of the Company held by him, representing the remainder of shares of the stock of the Company owned by him, to a purchaser or purchasers agreed to by the Company. The Company has agreed to file a registration statement covering the resale of such shares by the purchaser or purchasers.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         As indicated in Item 1.01 above, on February 16, 2005, the Company and Dr. Steven K. Rogers entered into an agreement relating to Dr. Rogers resignation as Chief Scientific Officer and as a Director of the Company.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           EXHIBITS

           10.1 Separation Agreement and Release dated February 16, 2005 between the Company and Dr. Rogers.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                iCAD, INC.
                                (Registrant)


                                By:  /s/ W. Scott Parr
                                    ----------------------------
                                     W. Scott Parr, President &
                                     Chief Executive Officer

Date:  February 23, 2005